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SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
VASTERA, INC.
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies: N/A
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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45025 Aviation Drive
Dulles, Virginia 20166-7554

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2004

TO THE STOCKHOLDERS OF VASTERA, INC.:

        The Annual Meeting of Stockholders of Vastera, Inc., a Delaware corporation, will be held on Wednesday, May 5, 2004 at 8:30 a.m. Eastern Daylight Time, at our executive offices at 45025 Aviation Drive, Dulles, Virginia 20166-7554, for the following purposes:

        1.     To elect three directors, each to serve for a three-year term ending in 2007 or until his successor is duly elected and qualified;

        2.     To ratify the appointment of KPMG LLP ("KPMG") as our independent auditors for the year ending December 31, 2004; and

        3.     To transact such other business as may properly come before our annual meeting and any adjournment or postponement thereof.

        The foregoing matters are described in more detail in the enclosed proxy statement. Our Board of Directors has fixed the close of business on March 9, 2004, as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. A list of stockholders entitled to vote at our annual meeting will be available for inspection at our executive offices for a period of at least 10 days prior to the annual meeting and will be available for inspection at the annual meeting.

        All stockholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend, please complete, date, sign, and return the enclosed proxy in the envelope enclosed for your convenience as promptly as possible. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the annual meeting. If you attend the annual meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors,

Brian D. Henderson Secretary Dulles, Virginia April 5, 2004

VASTERA, INC.
45025 Aviation Drive
Dulles, Virginia 20166

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2004

        The enclosed proxy is solicited on behalf of the Board of Directors of Vastera, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on May 5, 2004 at 8:30 a.m. Eastern Daylight Time, and at any and all adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our executive offices at 45025 Aviation Drive, Dulles, Virginia 20166.

        Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about April 5, 2004.

GENERAL INFORMATION ABOUT VOTING

Who may vote?

        You may vote your shares of common stock if our records show that you owned the shares on March 9, 2004, the record date for the annual meeting. A total of 41,801,039 shares of common stock were outstanding as of the record date. You have one vote for each share of common stock held of record by you. The enclosed proxy card shows the number of shares you may vote.

How do I vote by proxy?

        Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly completed, signed, and returned, the proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the three director nominees and FOR each of the other proposals to be considered at the meeting.

What if other matters come up at the annual meeting?

        The matters described in this proxy statement are the only matters upon which we anticipate a vote will be taken on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

May I change my vote after I return my proxy card?

        Yes. At any time before the vote on a proposal, you may change your vote either by filing with our Secretary at our principal executive offices at 45025 Aviation Drive, Dulles, Virginia 20166, by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and voting in person, but attendance at the meeting will not, by itself, revoke a proxy.

May I vote in person at the annual meeting rather than by completing the proxy card?

        Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you may attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

        If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

        We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the annual meeting in person. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain, vote against, or fail to vote on any of the proposals listed on the proxy card. A quorum is a majority of the outstanding shares of our common stock on the record date for the annual meeting.

        If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares ("broker non-votes"), the nominee may vote them as it deems appropriate only on matters that are determined to be routine (including the election of directors and ratification of the appointment of our auditors) and not on any other proposal. Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

What are our Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxyholders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Each of the Board's recommendations is set forth below together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated slate of directors, each for a three-year term ending in 2007 (see page 3); and

  •
  FOR ratification of the appointment of KPMG as our independent auditors for the year ending December 31, 2004 (see page 7).

        With respect to any other matters that properly come before the meeting, the proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

        In the election of directors, the three persons receiving the highest number of affirmative votes will be elected. Stockholders are not entitled to cumulative voting in the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For the ratification of the appointment of our independent auditors and any other items, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Who pays for this proxy solicitation?

        The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. The number of directors is determined from time to time by the Board of Directors and is currently comprised of eight directorships, with six sitting members and two vacancies.

        The six-member Board of Directors currently consists of three Class I directors, three Class II directors, and two Class III directors. Mark Ferrer resigned as a Class III Director in November 2003 and Arjun Rishi resigned as a Class III Director in January 2004, leaving two Class III vacancies.

        Under our certificate of incorporation and bylaws, our Board of Directors reviews the size of the Board of Directors from time to time, and if the Board deems it advisable to expand the number of directors and if suitable outside candidates are available, the Board may increase the size of the Board of Directors.

        A single class of directors is elected each year at the annual meeting. Each director elected at each such meeting will serve for a term ending on the date of the third annual meeting of stockholders after his election or until his successor has been elected and duly qualified.

        The three Class I directors to be elected at this annual meeting are to serve until the 2007 annual meeting, or until their successors are duly elected and qualified. Each returned proxy cannot be voted for more than three directors. If the nominee is unable or unwilling to serve as a director, the proxies may be voted for any substitute nominee designated by the current Board of Directors or the proxyholders to fill such vacancy, or the size of the Board of Directors may be reduced in accordance with our bylaws. The Board of Directors has no reason to believe that any of the individuals named below will be unable or unwilling to serve as nominee or as director if elected.

        Unless otherwise instructed, the proxyholders will vote the proxies received by them FOR the nominees named below.

Set forth below is certain information concerning the nominees and our other incumbent directors:

Class I Directors to be Elected at the 2004 Annual Meeting

        Richard H. Kimball.    Mr. Kimball has served as one of our directors since August 1997. Mr. Kimball is a Managing General Partner of Technology Crossover Ventures, a venture capital firm that he co-founded in 1995. Prior to that, Mr. Kimball spent over 10 years at Montgomery Securities, serving as a securities analyst and Managing Director. He is currently on the Board of Directors of several privately owned companies.

        Richard A. Lefebvre.    Mr. Lefebvre has served as a member of our Board of Directors since 1997. He was elected Chairman of our Board of Directors in November 2003, and served as Chairman of our Board of Directors from June 1998 through December 2000. He has been a General Partner with Allegra Partners, a venture capital firm, since January 2000. From March 1993 to December 1998, Mr. Lefebvre served as Chairman of the Board of AXENT Technologies, Inc., a computer network security company. He also served as AXENT's Chief Executive Officer from March 1991 to July 1997.

        Walter C. Arzonetti.    Mr. Arzonetti has served as one of our directors since June 2002. Mr. Arzonetti has been the Managing Director of Halcyon Holdings, a financial consulting firm dedicated to helping companies raise funds, since September 1988. From April 1965 to July 1988, Mr. Arzonetti held various management positions with Exxon Mobil Corporation, most recently as Chief Financial Officer for Esso U.K. plc in London, Exxon Mobil's largest operating affiliate outside the U.S. He is currently on the Board of Directors of a privately owned company.

Directors Continuing In Office

        Timothy A. Davenport.    Mr. Davenport was appointed President and Chief Executive Officer of Vastera in November 2003. He has served as one of our directors since April 2000. Prior to joining Vastera, Mr. Davenport served as Chairman of the Board for Icode, Inc., a software company, from September 2002 to September 2003. From November 2000 to February 2001, Mr. Davenport served as Chief Executive Officer of Worldweb.net, a software company. From June 1995 until April 2000, Mr. Davenport served as President, Chief Executive Officer, and a director of Best Software, Inc., a software company. He is currently on the Board of Directors of two privately owned companies.

        Thomas E. Hogan.    Mr. Hogan has served as one of our directors since June 2002. Since April 2002, Mr. Hogan has served as Chief Executive Officer of Vignette Corporation, a software company. Mr. Hogan was also President and Chief Operating Officer of Vignette Corporation from April 2001 to April 2002. From March 1999 to March 2001, Mr. Hogan served in various roles at Siebel Systems, Inc., a software company, including most recently as Senior Vice President of Worldwide Sales and Operations. Prior to his employment at Siebel, Mr. Hogan worked at IBM Corporation from January 1982 to March of 1999, where he held several executive posts, including Vice President of Midrange Systems, Vice President of Sales, Consumer Packaged Goods and Vice President, Sales Operations. Mr. Hogan is currently on the Board of Directors of Vignette Corporation.

        Robert J. McGovern.    Mr. McGovern has served as one of our directors since February 2004. From November 1995 until August 2000, Mr. McGovern served as Chairman of the Board of Directors, President, and Chief Executive Officer and was the founder of Careerbuilder, Inc., an Internet services company. From May 1993 until August 1995, he served as Vice President and General Manager of the Availability and Performance Management Group, a division of Legent Corporation, a systems software company. Prior to that time, he served in various senior positions in sales with Hewlett-Packard Company, a computer hardware and software company. Mr. McGovern is currently on the Board of Directors of a local non-profit organization.

Independence of Directors

        The Board of Directors has determined that each member of the Board, other than Mr. Davenport, is independent in accordance with Nasdaq's listing standards and the SEC's rules.

Meetings and Committees of the Board of Directors

        Our Board of Directors held nine meetings during 2003. All directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors on which they served.

        Our directors are not required to attend our Annual Meeting of Stockholders. Other than Mr. Davenport, we do not expect any member of the Board of Directors to attend the 2004 Annual Meeting of Stockholders. In 2003, only one director attended the Annual Meeting of Stockholders.

        We have three standing committees: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nominating and Corporate Governance Committee. Each committee operates under a written charter adopted by our Board of Directors, copies of which are available on our website at www.vastera.com.

        The Audit Committee is currently comprised of Walter C. Arzonetti (Chairman), Richard H. Kimball, and Robert J. McGovern. The Board of Directors has determined that Mr. Arzonetti is a "financial expert", as that term is defined by the Securities and Exchange Commission ("SEC"). The Audit Committee met 12 times during 2003. The Audit Committee acts under a written charter adopted by the Board of Directors (the "Audit Committee Charter"), which is required to be provided to stockholders every three fiscal years, or more often if amended. The Board of Directors has determined that each of the members of the Audit Committee is "independent", as that term is defined in both Nasdaq's listing standards and the SEC's regulations. The Audit Committee Charter, which we amended and restated in January 2003, was annexed to our proxy statement for our 2003 Annual Meeting.

    The principal functions of the Audit Committee are to:

    (i) assist the Board of Directors in fulfilling its oversight responsibilities with respect to (a) the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethical behavior, (b) the Company's auditing, accounting, and financial reporting processes, (c) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others, (d) the Company's compliance with legal and regulatory requirements, and (e) the performance of the independent auditors;

    (ii) appoint the Company's independent auditors and approve the compensation of, and oversee the work of, the independent auditors (including resolution of any disagreements between management and the independent auditors regarding financial reporting);

    (iii) review in advance, and grant any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditors and (b) any non-audit services to be provided by the independent auditors as permitted by applicable rules and regulations, and in connection therewith, approve all fees and other terms of engagement;

    (iv) review the Company's financial statements required to be included in the periodic reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

    (v) at least annually, review the performance of the independent auditors.

        The Compensation Committee is currently comprised of Richard A. Lefebvre (Chairman), Thomas E. Hogan, and Richard H. Kimball. The Compensation Committee met three times during fiscal year 2003 and acted by written consent on three other occasions. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and employees and administers our employee benefit plans, including the grant of options under those plans.

        The Board initially adopted and approved a charter of the Compensation Committee in April 2000. The charter, which we amended and restated in January 2003, was annexed to our proxy statement for our 2003 Annual Meeting. The Board has determined that all members of the Compensation Committee are "independent", as that term is defined in accordance with Nasdaq's listing standards and the SEC's rules.

        The Nominating and Corporate Governance Committee was created effective January 1, 2003 and is currently comprised of Richard A. Lefebvre and Walter C. Arzonetti. The Nominating and Corporate Governance Committee met two times during fiscal year 2003. The Nominating and Corporate Governance Committee identifies and recommends nominees for the Board of Directors, develops and reviews the Company's corporate governance principles, and provides oversight with respect to evaluating the Board of Directors performance. The Nominating and Corporate Governance Committee will consider nominations for directors received from the Company's stockholders if such nominations are made in the manner specified in the Procedures for Stockholder Nominations for Candidates to the Board of Directors required by our Bylaws. The Company's Procedures for Stockholder Nomination's for Candidates to the Board of Directors are attached here to as Annex A.

        The Board adopted and approved a charter for the Nominating and Corporate Governance Committee effective as of January 1, 2003. The Nominating and Corporate Governance Committee charter was annexed to our proxy statement for our 2003 Annual Meeting. Additionally, in

January 2003, the Board adopted and approved Corporate Governance Policies. The Corporate Governance Policies were subsequently amended to add greater specificity to the criteria to be applied in evaluation and selecting director candidates. A copy of the amended Corporate Governance Policies of the Board of Directors is attached hereto as Annex B and also may be viewed online at the Company's website at www.vastera.com.

Code of Ethics and Business Conduct

        We have adopted a Business Code of Ethics to which all of our officers, employees, and directors must adhere. In 2003, we amended our Business Code of Ethics to apply to all of our directors in all situations. Prior to making such amendment, our Business Code of Ethics did not apply to our directors in all situations. The current Business Code of Ethics is attached as Annex C and may be viewed online at the Company's website at www.vastera.com. We require all of our directors, officers and employees to adhere to this code, including avoiding conflicts of interest and complying with all laws and regulations, conducting business in an honest and ethical manner, acting in the Company's best interest and reporting any conduct they believe may violate this code. The Sarbanes-Oxley Act of 2002 requires public companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, including confidential and anonymous submissions by employees. We have such procedures in place.

Compensation Committee Interlocks and Insider Participation

        No employee director of the Company serves on the Compensation Committee. No executive officer serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee.

Director Compensation

Base Compensation

        During 2004, we will pay our directors an annual retainer of $10,000 and meeting fees of $5,000 for in-person attendance at each Board meeting and $1,000 payment for telephonic participation. Additionally, the chairman of each of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee is paid an annual chairman's fee of $20,000, $10,000, and $10,000, respectively. Each other member of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee is paid an annual service fee of $10,000, however, no additional fees are paid for attendance at committee meetings. All annual retainers paid to the directors, committee chairmen and committee members are paid on a quarterly basis. The Company also reimburses each member of our Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. Directors who are also employees of the Company receive no additional compensation for service as a director.

Options

        Upon becoming a member of our Board, we grant each director who is not our employee or an affiliate of one of our principal stockholders an option to purchase 45,000 shares of our common stock at an exercise price equal to the market value of the stock on the date of grant. Each option is immediately exercisable for all of the option shares, but any shares purchased under the option are subject to repurchase by us, at the option exercise price paid per share, upon the director's cessation of Board service prior to vesting of those shares. The shares subject to each option vest in a series of successive equal annual installments upon the director's completion of each year of Board service over the three-year period measured from the grant date.

        Our independent directors are also eligible to receive discretionary option grants and stock issuances under our stock option plan from time to time. On February 11, 2004, each then independent director received an option grant to purchase 15,000 shares of our common stock at an exercise price of $4.08 per share, the market value of the Common Stock on the date of grant. The option vests quarterly over a calendar year and will be fully vested on December 31, 2004.

Chairman of the Board Compensation

        For 2004, as Chairman of the Board of Directors, Mr. Lefebvre will be paid cash compensation of $100,000 and was granted an option to purchase 300,000 shares of our common stock, at an exercise price of $3.75 per share. The $100,000 cash compensation paid to Mr. Lefebvre is inclusive of all committee fees and meeting attendance fees that he might otherwise be eligible to receive. The option that was granted to him vests on a monthly basis over a three-year period and will be fully vested on November 5, 2006. When granted, Mr. Lefebvre's option contained a provision stating that the option will become fully vested if a "change of control" of the Company occurs prior to the option being fully vested. The Company also pays the premiums associated with Mr. Lefebvre's health, dental, and vision care benefits.

Vote Required

        Directors are elected by a plurality of the votes cast at the annual meeting at which a quorum is present in person or by proxy.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PROXYHOLDERS NAMED ON THE PROXY CARD WILL VOTE THE SHARES REPRESENTED IN SUCH PROXY IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee of the Board of Directors has reappointed KPMG to serve as our independent auditors for the year ending December 31, 2004, and the Board is asking the stockholders to ratify this appointment. If the ratification of this selection of auditors is not approved by a majority of the shares of common stock voting thereon, the Audit Committee will reconsider its appointment of KPMG. Even if the selection is ratified, in its discretion, the Audit Committee may appoint a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of our company and our stockholders.

        Representatives of KPMG are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

        Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of KPMG as our independent auditors for the current year.

Vote Required

        The ratification of the appointment of KPMG as our independent auditors for the year ending December 31, 2004 requires the affirmative vote of the holders of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

MANAGEMENT

Executive Officers and Directors

        The following table sets forth certain information concerning our officers and directors as of March 9, 2004:

Name	Age	Position
Richard A. Lefebvre(2)(3)	57	Chairman of the Board
Timothy A. Davenport	48	Chief Executive Officer, President and Director
Maria Henry	37	Chief Financial Officer
Brian D. Henderson	42	Chief Counsel, Secretary
Robert H. Skinner	52	Vice President, Global Sales, Professional Services and Marketing
Kevin M. Boyce	32	Vice President of Finance, Corporate Controller and Principal Accounting Officer
Walter C. Arzonetti(1)(3)	65	Director
Thomas E. Hogan(2)	44	Director
Richard H. Kimball(1)(2)	47	Director
Robert J. McGovern(1)	42	Director

(1)
Member of Audit Committee.
(2)
Member of Compensation Committee.
(3)
Member of Nominating and Corporate Governance Committee.

        The biographies for Messrs. Arzonetti, Davenport, Hogan, Kimball, Lefebvre and McGovern appear earlier in this proxy statement. See "Proposal No. 1: Election of Directors."

        Maria Henry.    Ms. Henry joined Vastera in October 2002 as Chief Financial Officer. From October 2001 to October 2002, Ms. Henry was Vice President of Corporate Development for Acterna Corporation, a telecommunications equipment manufacturing company. From May 1999 to May 2001, Ms. Henry was Chief Financial Officer, North America and Senior Vice President of Finance, Planning and Analysis with US Office Products, an office products supply company. From January 1996 to May 2001, Ms. Henry was Vice President of Investor Relations and Vice President of Business Management (I-Net) with Wang Global, a network and desktop management outsourcing company.

        Brian D. Henderson.    Mr. Henderson joined Vastera in March 2001 as Vice President, Corporate and Legal Affairs and Secretary and was promoted to Chief Counsel in June 2002. From May 1999 to March 2001, Mr. Henderson was a partner in the law firm of Brobeck, Phleger & Harrison LLP. From May 1994 to May 1999, Mr. Henderson was an associate with the law firm of Piper & Marbury L.L.P. From September 1992 to May 1994, Mr. Henderson was an associate with the law firm of Pillsbury Madison & Sutro LLP. From July 1986 to August 1989, Mr. Henderson was an accountant with the accounting firm of Arthur Andersen LLP. In addition to holding his J.D., Mr. Henderson is a certified public accountant.

        Kevin M. Boyce.    Mr. Boyce joined Vastera in April 2000 as Director of Finance and Corporate Controller and was promoted to Vice President of Finance in June 2003. From September 1993 to

April 2000, Mr. Boyce held various positions with the accounting firm of Arthur Andersen LLP, most recently as Audit Manager. Mr. Boyce is a certified public accountant.

        Robert H. Skinner.    Mr. Skinner joined Vastera in January 2004 as Vice President of Global Sales, Professional Services, and Marketing. Prior to joining Vastera, Mr. Skinner served as Executive Vice President of Sales for Icode, Inc., a software company, from October 2002 to November 2003. From June 2001 to October 2002, Mr. Skinner was Executive Vice President, Software Sales and Services for Cysive, Inc., a software company. From April 2000 to May 2001, Mr. Skinner was the Chief Executive Officer for High Branch Software, Inc., an e-commerce software company. From May 1992 to March 2000, Mr. Skinner held various positions with Best Software, Inc., a software company, most recently as Executive Vice President, Sales, Marketing, and Professional Services.

        Our executive officers are appointed by the Board of Directors on an annual basis and serve at the pleasure of the Board of Directors. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

        The following table sets forth certain summary information concerning the compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers for services rendered in all capacities for each of the past three years. The listed individuals in the Summary Compensation Table below are referred to in this proxy statement as the "named executive officers." Two former executive officers are included in the table below based on their salaries and bonuses earned for the year ended December 31, 2003. The executive status of these two individuals changed during the year due to the termination of their employment.

        The option grants reflected in the table below were made either under our 1996 Stock Option Plan or our 2000 Stock Incentive Plan.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)(1)	All Other Compensation ($)(2)(3)
Timothy A. Davenport(4)(5) Chief Executive Officer, President	2003 2002 2001	43,615 — —	— — —	35,750 15,000 12,000	500,000 10,000 —	400
Maria Henry(6) Chief Financial Officer	2003 2002 2001	250,000 49,199 —	50,000 — —		— 250,000 —	400 — —
Brian D. Henderson(7)(8) Chief Counsel	2003 2002 2001	237,500 188,308 161,410	32,500 50,000 50,000		180,000 — 155,000	400 3,420 4,971
Kevin M. Boyce(9)(10) Vice President, Finance	2003 2002 2001	152,054 130,981 125,625	20,000 20,000 10,000		100,000 — 15,000	400 2,201 3,562
Michael P. Jepsen(11)(12) Vice President, Global Sales & Marketing	2003 2002 2001	208,000 175,955 178,200	— — 82,500		301,000 52,500 10,000	400 3,330 5,250
Mark J. Ferrer(13)(14)(15) Chief Executive Officer, President	2003 2002 2001	316,000 296,585 315,000	— — 75,000		500,000 400,000 110,000	54,424 3,960 4,725
Mark E. Palomba(16) Senior Vice President, Global Operations	2003 2002 2001	250,000 235,285 250,000	— — 65,000		— 50,000 25,000	32,668 4,300 5,000

(1)
Under the Company's Option Exchange Program that commenced in August 2002, eligible Company employees and officers, including the named officers, were given the opportunity to voluntarily cancel unexercised stock options previously granted to them in exchange for replacement options to be granted at a future date. The terms and conditions of the Option Exchange Program are described below in "2002 Stock Option Exchange Program." The number of stock options set forth in this table for those officers that participated in the Option Exchange Program does not reflect a reduction of the number of stock options granted to such individuals associated with the tendering and cancellation of options under the Option

  Exchange Program. The issuance on April 3, 2003 of replacement options under the Option Exchange Program, however, is reflected and set forth in the number of "Securities Underlying Options" for 2003.

(2)
Other compensation includes 401(k) matching payments for Ms. Henry and Messrs. Davenport, Henderson, Boyce, Jepsen, Ferrer, and Palomba.

(3)
In the year ended December 31, 2003, other compensation for Messrs. Ferrer and Palomba includes payments for severance and the cost of continued benefits coverage in the amounts of $54,024 and $32,268, respectively.

(4)
Mr. Davenport was appointed President and Chief Executive Office on November 5, 2003. Accordingly, his annual compensation is reported from that date through the end of 2003.

(5)
Other annual compensation reported for Mr. Davenport consists of the annual retainer paid to him as a director, the fees he received for serving as the Chairman of the Audit Committee, and all director meeting attendance fees paid to him during each of 2001, 2002, and 2003. For 2003, the amount presented includes the pro-rated portion of the fee he received for serving as Chairman of the Audit Committee from January 1, 2003 through November 5, 2003.

(6)
Ms. Henry joined Vastera in October 2002, and her 2002 compensation is reported from that date through the end of 2002.

(7)
Mr. Henderson joined Vastera in March 2001, and his 2001 compensation is reported from that date. During 2001 and 2002, Mr. Henderson received an annual guaranteed bonus of $50,000. After the first quarter of 2003, Mr. Henderson's guaranteed bonus amount was reclassified into, and made a part of, his base salary. At the end of 2003, he received a cash bonus in the amount of $20,000.

(8)
Of the option shares shown, Mr. Henderson exchanged options for 150,000 shares in the option exchange.

(9)
Mr. Boyce joined Vastera in April 2000, and his compensation is reported for the three most recent fiscal years.

(10)
Of the option shares shown, Mr. Boyce exchanged options for 45,000 shares in the option exchange.

(11)
Mr. Jepsen joined Vastera in 2000, and his compensation is reported for the three most recent fiscal years. Mr. Jepsen resigned from the Company as of February 19, 2004. In connection with termination of his employment, the Company will pay Mr. Jepsen $104,000 in severance and provide him with continuing benefits through August 19, 2004.

(12)
Of the option shares shown, Mr. Jepsen exchanged options for 261,000 shares in the option exchange.

(13)
Mr. Ferrer became our Chief Executive Officer in February 2002. During 2001, Mr. Ferrer served as our Chief Operating Officer.

(14)
Of the option shares shown, Mr. Ferrer exchanged options for 500,000 shares in the option exchange.

(15)
Mr. Ferrer resigned as Chief Executive Office, and his compensation is reported for January 2003 through November 2003, after which date he was no longer employed by the Company. In connection with termination of his employment, the Company will pay Mr. Ferrer $164,087 in severance and continuing benefits through June 30, 2004.

(16)
Mr. Palomba resigned as Vice President, Global Operations and his compensation is reported for January 2003 through November 2003, after which date he was no longer employed by the Company. In connection with termination of his employment, the Company will pay Mr. Palomba $131,087 in severance and continuing benefits through June 30, 2004.

Stock Options and Stock Appreciation Rights

        The following table sets forth information regarding option grants to each of the named executive officers during 2003. No stock appreciation rights were granted to the named executive officers during 2003.

Option Grants in Last Fiscal Year

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number or Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in 2003 (%)
Name				Exercise Price ($/Sh)
					Expiration Date	5% ($)	10% ($)
Timothy A. Davenport	500,000	(1)	8.50	3.75	11/05/2013	1,179,177	2,988,267
Maria Henry	—		—	—	—	—	—
Brian D. Henderson	145,000	(2)(3)	2.46	4.06	04/03/2013	370,230	938,236
	5,000	(2)(4)	0.09	4.06	04/03/2013	12,767	32,353
	30,000	(5)	0.51	4.06	04/03/2013	76,599	194,118
Kevin M. Boyce	22,500	(2)(6)	0.38	4.06	04/03/2013	57,450	145,588
	35,000	(7)	0.59	4.06	04/03/2013	89,366	226,471
	7,500	(2)(8)	0.13	4.06	04/03/2013	19,150	48,529
	15,000	(2)(9)	0.26	4.06	04/03/2013	38,300	97,059
	20,000	(10)	0.34	5.85	06/27/2013	73,581	186,468
Michael P. Jepsen	52,500	(2)(11)	0.89	4.06	08/19/2004	10,657	21,315
	10,000	(2)(12)	0.17	4.06	08/19/2004	2,030	4,060
	198,500	(2)(13)	3.37	4.06	08/19/2004	40,295	80,591
	40,000	(14)	0.68	4.06	08/19/2004	8,120	16,240
Mark J. Ferrer	400,000	(2)(15)	6.8	4.06	06/30/2004	81,200	162,400
	100,000	(2)(16)	1.70	4.06	06/30/2004	20,300	40,600
Mark E. Palomba	—		—	—	—	—	—

(1)
Option was granted under the Company's 2000 Stock Incentive Plan and vests in 36 equal monthly installments, beginning from the date of grant.

(2)
As part of the Company's Option Exchange Program (the terms and conditions of which are described below in "2002 Stock Option Exchange Program"), these options were granted on April 3, 2003 in exchange for options that were tendered and cancelled on October 1, 2002.

(3)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 69,998 shares on April 3, 2003, and the remainder commenced vesting in 23 equal monthly installments on April 12, 2003.

(4)
Option was granted under the Company's 2000 Stock Incentive Plan and was fully vested on April 3, 2003.

(5)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 3,749 shares on April 3, 2003, and the remainder commenced vesting in 41 equal monthly installments on May 1, 2003.

(6)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 15,000 shares on April 3, 2003, and the remainder vested on June 26, 2003.

(7)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 4,374 shares on April 3, 2003, and the remainder commenced vesting in 41 equal monthly installments on May 1, 2003.

(8)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 4,687 shares on April 3, 2003, and the remainder commenced vesting in 18 equal monthly installments on May 22, 2003.

(9)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 11,250 shares on April 3, 2003, and the remainder became fully vested on October 1, 2003.

(10)
Option was granted under the Company's 2000 Stock Incentive Plan and vests in 48 equal quarterly installments, beginning from the date of grant.

(11)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 15,312 shares on April 3, 2003, and the remainder commenced vesting in 34 equal monthly installments on April 30, 2003. Due to Mr. Jepsen's resignation in February 2004, only an additional 10,937 shares vested since April 3, 2003.

(12)
Option was granted under the Company's 2000 Stock Incentive Plan and was fully vested on April 3, 2003.

(13)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 147,875 shares on April 3, 2003, and the remainder commenced vesting in 12 equal monthly installments on April 30, 2003. Due to Mr. Jepsen's resignation in February 2004, only an additional 42,187 shares vested since April 3, 2003.

(14)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 4,999 shares on April 3, 2003, and the remainder commenced vesting in 41 equal monthly installments on May 1, 2003. Due to Mr. Jepsen's resignation in February 2004, only an additional 8,334 shares vested since April 3, 2003.

(15)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 116,664 shares on April 3, 2003 and the remainder commenced vesting in 29 equal monthly installments on September 30, 2003. Due to Mr. Ferrer's resignation in November 2003, only an additional 74,999 shares vested since April 3, 2003.

(16)
Option was granted under the Company's 2000 Stock Incentive Plan and vested as to 56,249 shares on April 3, 2003, and the remainder in 21 equal monthly installments, beginning on May 2, 2003. Due to Mr. Ferrer's resignation in November 2003, only an additional 16,666 shares vested since April 3, 2003.

        The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent our estimate or projection of the future trading prices of our common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, our future performance, overall business and market conditions, and the option holder's continued employment with us throughout the entire vesting period and option term, which factors are not reflected in this table.

Aggregated Option/SAR Exercises and Fiscal Year-End Values

        The following table sets forth information with respect to the named executive officers concerning their exercise of stock options during 2003 and the number of shares subject to unexercised stock options held by them as of the close of such year. No stock appreciation rights were held or exercised at any time during 2003.

        In the following table, "Value Realized" is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the "Value of Unexercised In-The-Money Options at Year-End" is equal to the difference between the fair value per share on the last trading day in 2003 and the exercise price payable per share multiplied by the number of shares subject to the option.

Aggregated Option Exercises in 2003 and Year-End Values

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised in-the-Money Options at Year-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Timothy A. Davenport	—	—	88,554	491,946	10,304	131,096
Maria Henry	—	—	72,916	177,084	102,812	249,688
Brian D. Henderson	25,000	51,063	86,873	68,127	—	—
Kevin M. Boyce	25,000	51,002	60,050	47,450	—	—
Michael P. Jepsen	—	—	232,665	68,335	—	—
Mark J. Ferrer	60,000	120,922	727,578	—	—	—
Mark E. Palomba	—	—	210,010	—	22,166	—

2002 Option Exchange Program

        Under the stock option exchange program, in August 2002 all of our current employees, including executive officers but excluding non-employee directors, were given the opportunity to exchange their outstanding stock options granted under our 2000 Stock Incentive Plan (the "2000 Plan") or our 1996 Stock Option Plan (the "1996 Plan" and collectively with the 2000 Plan, the "Plans"). To participate in the option exchange program and received new replacement options that were granted under our 2000 Plan on April 3, 2003 (the "Option Exchange Program"), the options exchanged must have had exercise prices of $6.50 per share or greater. Options to purchase a total of 4,585,736 shares of common stock were eligible for exchange in the Option Exchange Program. Of this total, options for 1,101,000 shares were held by our executive officers. On October 1, 2002, which was the concluding date of the Option Exchange Program, we accepted for exchange and cancelled options to purchase 3,732,223 shares, which represented approximately 81.4% of the total number of shares covered by the options subject to the Option Exchange Program. We issued replacement options to purchase 3,635,723 shares of our common stock on April 3, 2003 in exchange for those cancelled options. However, no replacement options were granted to any employee whose options were cancelled under the Option Exchange Program unless that individual was still employed by us on the date of grant of the replacement options. Each replacement option covered the same number of shares subject to the cancelled option to which it related. Each replacement option vested in a series of annual and monthly installments over the four-year period measured from the grant date of the cancelled option. The exercise price of each replacement option was $4.06, the closing price per share of our common stock on April 3, 2003. Each option has a term of 10 years from April 3, 2003, subject to earlier termination if the optionee ceases employment with us. The terms and conditions of the replacement options are substantially similar to those of the cancelled options.

        The table below provides certain information concerning our executive officers that participated in the Option Exchange Program and the options that were cancelled pursuant to that program. The table sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities that occurred after September 28, 2000, the date of the initial public sale of shares of our Common Stock, with respect to options held by our executive officers. Other than those tendered and cancelled as part of the Company's Option Exchange Program to date, there have been no repricing, replacement or cancellation and regrant of options.

10-Year Option Repricings

Name and Principal Position	Original Grant Date	Number of Securities Underlying Options/SAR's Repriced or Amended (#)	Market Price at of Stock Time of Cancellation ($)	Exercise Price of Stock at Time of Cancellation ($)	New Exercise Price ($)	Length of Option Original (In Years) Term Remaining at Date of Cancellation
Timothy A. Davenport(1) Chief Executive Officer, President	—	—	—	—	—	—
Maria Henry(2) Chief Financial Officer	—	—	—	—	—	—
Brian D. Henderson Chief Counsel	3/12/2001 10/1/2001	145,000 5,000	2.48 2.48	9.44 9.99	4.06 4.06	8.45 9.00
Kevin M. Boyce Vice President, Finance, Controller	9/22/2000 9/22/2000 10/1/2001	7,500 10,000 15,000	2.48 2.48 2.48	10.00 10.00 9.99	4.06 4.06 4.06	7.98 7.98 9.00
Michael P. Jepsen Vice President, Global Sales & Marketing	3/31/2000 10/1/2001 1/31/2002	198,500 10,000 52,500	2.48 2.48 2.48	6.67 9.99 15.16	4.06 4.06 4.06	7.50 9.00 9.33
Mark J. Ferrer Chief Executive Officer, President	1/2/2001 1/31/2002	100,000 400,000	2.48 2.48	15.25 15.16	4.06 4.06	8.25 9.33
Mark E. Palomba(3) Senior Vice President, Global Operations	—	—	—	—	—	—

(1)
Mr. Davenport joined the Company in early November 2003, and was, therefore, ineligible to participate in the Company's Option Exchange Program.

(2)
Ms. Henry's joined the Company in mid October 2002 and was, therefore, ineligible to participate in the Company's Option Exchange Program.

(3)
Mr. Palomba chose not to participate in the Company's Option Exchange Program.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 with respect to shares of Vastera common stock that may be issued under our three existing equity compensation plans: the 1996 Plan, the 2000 Plan, and the 2000 Employee Stock Purchase Plan (the "ESPP"), each of which has been approved by our stockholders. The Company has not adopted or implemented any equity compensation plans that have not been approved by its stockholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options (a)		Weighted Average Exercise Price of Outstanding Options (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column a) (c)
Equity Compensation Plans Approved by Stockholders(1)	8,460,800	(2)	$4.44	(2)	9,164,026	(3)
Equity Compensation Plans Not Approved by Stockholders	—		—		—

Total	8,460,800	(4)	$4.44		9,164,026

(1)
Consist of the 1996 Plan, the 2000 Plan, and the ESPP.

(2)
Excludes shares purchased under the ESPP.

(3)
Includes 1,373,290 shares available for future purchases under the ESPP as of December 31, 2003.

(4)
Excludes options to purchase 9,718 shares of our common stock at an exercise price of $0.84 per share, which we assumed in our acquisition of Speed Chain Network, Inc. in 2001. No additional options may be granted under the Speed Chain Network's option plan, under which the assumed options had been granted.

Employment Agreements and Change-in-Control Arrangements

Timothy A. Davenport

        The Company entered into an employment agreement with Mr. Davenport on February 13, 2004, with the initial term running from February 13, 2004 through December 31, 2004. Mr. Davenport's Employment Agreement will automatically renew in one-year periods unless he or the Company notifies the other 90 days in advance of expiration of his or its intent not to renew. Under the agreement, Mr. Davenport receives (i) a base salary of not less than $350,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board or by the Compensation Committee, as applicable; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; and (iv) severance protection equal to six month's base salary with continuation of full medical, dental, and vision benefits through the sixth full month following the date of Mr. Davenport's termination, if Mr. Davenport's employment is terminated by the Company without cause or by Mr. Davenport for "good reason" (as defined in the Employment Agreement). In addition, if a "change of control" (as defined in the Employment Agreement) of the Company occurs, 100% of the unvested portion of all stock options held by him as of the date of such change of control will automatically vest.

Severance Protection Agreements

        On February 13, 2004, the Company also entered into Severance Protection Agreements with each of Ms. Henry, Mr. Henderson, Mr. Boyce, and Mr. Skinner. Under the terms of the Severance Protection Agreements, if Ms. Henry, Mr. Henderson, or Mr. Boyce, as applicable, is terminated without cause or any of them resigns with "good reason" (as defined in the Severance Protection Agreement), the terminated individual will be entitled to receive severance equal to six month's base salary. Additionally, if a "change of control" (as defined in the applicable agreement) of the Company occurs while these individuals are employed by the Company, 100% of the unvested portion of all stock options held by her or him as of the date of such change of control will automatically vest.

LIMITATIONS ON LIABILITY OF DIRECTORS AND OFFICERS AND INDEMNIFICATION

Limitation of Liability

        Our certificate of incorporation provides that our officers and directors will not be personally liable to us or our stockholders for monetary damages resulting from a breach of fiduciary duty, to the maximum extent permitted by Delaware law. Under Delaware law, directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for:

  •
  Any breach of the duty of loyalty to the corporation or its stockholders;

  •
  Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  •
  Unlawful payments of dividends or unlawful stock repurchases or redemptions; or

  •
  Any transaction from which the director derived an improper personal benefit.

        This limitation of liability does not apply to non-monetary remedies that may be available, such as injunctive relief or rescission, nor does it relieve our officers and directors from complying with federal or state securities laws.

Indemnification

        Our certificate of incorporation and bylaws provide that we shall indemnify our directors and executive officers, and may indemnify our other corporate agents, to the fullest extent permitted by law. This provision deters transactions not approved by the Board, including transactions that may offer a premium over market price for shares of common stock. An officer or director shall not be entitled to indemnification if:

  •
  The officer or director did not act in good faith and in a manner reasonably believed to be in, or not opposed to, our best interests; or

  •
  The officer or director is subject to criminal action or proceedings and had reasonable cause to believe the conduct was unlawful.

        We have entered into agreements to indemnify our directors and officers in addition to the indemnification provided for in our certificate of incorporation and our bylaws. These agreements, among other things, provide for indemnification of our directors and officers for expenses specified in the agreements, including attorneys' fees, judgments, fines, and settlement amounts incurred by any of these persons in any action or proceeding arising out of these persons' services as a director or officer for us, any of our subsidiaries or any other entity to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of March 9, 2004, regarding the beneficial ownership of our common stock by:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding common stock;

  •
  each of our executive officers named in the Summary Compensation Table;

  •
  each of our directors and nominees for election as a director; and

  •
  all current directors and executive officers as a group.

	Shares Beneficially Owned (1)
Name and Address*
	Number	Percent
Ford Motor Company(2) Henry Ford II World Center One American Road Dearborn, MI 48126	8,000,000	19.1%
FMR Corp.(3) 82 Devonshire Street Boston, MA 02109	6,257,895	15.0
Technology Crossover Ventures and its affiliates(4) 575 High Street, Suite 400 Palo Alto, CA 94301	3,948,351	9.5
Kopp Investments Advisors, Inc.(5) 7701 France Avenue South Suite 500 Edina, MN 55435	4,036,690	9.7
Dimensional Fund Advisors Inc.(6) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,203,618	5.3
Timothy A. Davenport(7)	238,724	*
Maria Henry(8)	115,972	*
Brian D. Henderson(9)	109,454	*
Kevin Boyce(10)	71,820	*
Robert H. Skinner	—	*
Walter C. Arzonetti(11)	28,750	*
Thomas E. Hogan(12)	18,750	*
Richard H. Kimball(13)	4,005,777	9.6
Richard A. Lefebvre(14)	213,332	*
Robert J. McGovern(15)	3,750	*
All directors and executive officers as a group (10 people)(16)	4,806,329	11.3%

*
Represents beneficial ownership of less than 1%.

(1)
The number and percentage of shares beneficially owned are based on the aggregate of 41,801,039 shares of common stock outstanding as of March 9, 2004. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after March 9, 2004 are deemed outstanding; however, the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the individuals and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Ford Motor Company is a publicly held company.

(3)
This information is based on Schedule 13G/A filed on February 16, 2004 with the SEC by FMR Corp., a Massachusetts corporation ("FMR"), and its direct and indirect subsidiaries: Fidelity Management & Research Company ("Fidelity") and Fidelity Management Trust Company ("Fidelity Trust").

(4)
Includes (a) 19,904 shares held by TCV II, V.O.F., (b) 612,765 shares held by Technology Crossover Ventures II, L.P., (c) 471,103 shares held by TCV II (Q), L.P., (d) 83,603 shares held by TCV II Strategic Partners, L.P., (e) 93,556 shares held by Technology Crossover Ventures II, C.V. (collectively, the "TCV II Funds"), (f) 2,571,535 shares held by TCV IV, L.P., and (g) 95,885 shares held by TCV Strategic Partners, L.P., (collectively, the TCV IV Funds").

(5)
This information is based on Schedule 13G/A filed on February 3, 2004 with the SEC by Kopp Investment Advisors, Inc., a Minnesota corporation ("KIA").

(6)
This information is based on Schedule 13G filed on February 6, 2004 with the SEC by Dimensional Fund Advisors Inc., a Delaware corporation ("Dimensional").

(7)
Includes 203,724 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(8)
Includes 115,972 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(9)
Includes 108,054 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(10)
Includes 71,820 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(11)
Includes 5,000 shares held by the Barbara Garbarino Arzonetti Revocable Living Trust, 5,000 shares held by the Walter C. Arzonetti Revocable Living Trust and 18,750 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(12)
Includes 18,750 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(13)
Includes 2,843 shares held by the Kimball Family Trust Uta Dtd 2/23/94 and 54,583 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004, (c) 19,904 shares held by TCV II, V.O.F., (d) 612,765 shares held by Technology Crossover Ventures II, L.P., (e) 471,103 shares held by TCV II (Q), L.P., (f) 83,603 shares held by TCV II Strategic Partners, L.P., (collectively, the "TCV II Funds"), (h) 2,571,535 shares held by TCV IV, L.P., and (i) 95,885 shares held by TCV Strategic Partners, L.P., (collectively, the TCV IV Funds"). Mr. Kimball, a director of the Company, along with Mr. Jay C. Hoag, is a Managing Member of Technology Crossover Management II, L.L.C., which is the General Partner of the TCV II Funds and Technology Crossover Management IV, L.L.C., which is the General Partner of TCV IV Funds. Mr. Kimball may be deemed to share voting and dispositive control over the shares of the Company held by the TCV II Funds and the TCV IV Funds but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(14)
Includes 213,332 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(15)
Includes 3,750 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

(16)
Includes 808,735 shares subject to stock options currently exercisable or exercisable within 60 days of March 9, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the SEC. These executive officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of Forms 3, 4, and 5 furnished to us for the year ended December 31, 2003, we believe that our officers, directors, and 10% stockholders have timely filed all reports required by Section 16(a) to be filed during that period, with the exception of Arjun Rishi who, due to an administrative error on the part of the Company, filed a late Form 4 filing on March 23, 2004 reporting a stock option grant for 25,000 shares of the Company's common stock on April 3, 2003.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The Compensation Committee (the "Committee") of our Board of Directors sets the compensation of our Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for our other key executives and approves stock option grants for all executive officers. The Committee is comprised of Richard A. Lefebvre (Chairman), Thomas E. Hogan, and Richard H. Kimball, each of whom is an independent director.

Compensation Philosophy and Objectives

        We operate in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for our executive officers should be designed to attract, motivate, and retain talented executives responsible for our success. The Committee also believes the compensation programs should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, client satisfaction, and financial performance relative to that of our competitors.

        Within this overall philosophy, the Committee's objectives are to:

  •
  Offer a total compensation program that takes into consideration a number of factors including (i) the compensation practices of comparable companies and other selected companies with which we compete for executive talent, (ii) industry trends, and (iii) general economic and market conditions.

  •
  Provide annual variable incentive bonus awards that take into account our overall financial performance in terms of designated corporate objectives and the relative performance of other comparable companies as well as individual contributions.

  •
  Align the financial interests of our executive officers with those of our stockholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

        The three major components of our executive officer compensation are: base salary, annual variable incentive bonus awards, and equity-based incentive awards in the form of stock options. In arriving at specific levels of compensation for executive officers, the Committee has relied on a number of factors, including the recommendations of management, benchmarks provided by generally available compensation surveys and the experience of Committee members and their knowledge of compensation levels of other technology companies.

        Base Salary.    The base salary for each executive officer in 2003 was based on a number of factors, including the executive's duties, responsibilities and achievements, the actual financial and operating performance of Vastera as compared to pre-established targets set at the beginning of the year, both financial and otherwise, and the overall success of the executive in developing and executing our business plan.

        Variable Incentive Bonus Awards.    To reinforce the attainment of our goals, the Committee believes that a portion of the annual compensation of each executive officer should be in the form of an annual variable incentive bonus award. The bonus pool for executive officers is determined on the basis of our achievement of the financial performance targets established at the beginning of the year and includes a range for the executive's contribution and a strategic component tied to our performance relative to other companies. The incentive plan sets a threshold level of our performance based on revenue that must be attained before any incentives are awarded. Once the annual threshold is reached, specific formulas are put into place to calculate the actual incentive payment for each officer. A target is set for each executive officer and is stated in terms of an escalating percentage of the officer's base salary for the year. In 2003, we paid Ms. Henry, Mr. Henderson, and Mr. Boyce bonuses of $50,000, $32,500, and $20,000, respectively. One hundred percent of the bonuses paid to Ms. Henry and Mr. Boyce were discretionary. Of the $32,500 paid to Mr. Henderson, $20,000 was discretionary and $12,500 was 25% of the guaranteed bonus of $50,000 previously paid to him on an annual basis. In March 2003, Mr. Henderson and the Company agreed to include Mr. Henderson's guaranteed bonus in his base salary on a going forward basis.

        Equity-Based Incentive Awards.    The goal of our equity-based incentive awards is to align the interests of our executive officers with our stockholders and to provide each executive officer with a significant incentive to manage our operations from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with comparable companies and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals and is subject to the Committee's discretion. During 2003, the Committee made option grants to each of our executive officers under the Company's 2000 Plan. Each grant allows the executive officer to acquire shares of our common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options granted to this group of individuals in 2003 vest in periodic installments over a three-year or four-year period, contingent upon the executive officer's continued employment with us. Because the option grants will provide a return only if the officer remains employed by us and only if the market price appreciates over the option term, our executive officers are incentivized to remain employed by the Company.

        CEO Compensation.    The compensation package for Mr. Davenport for 2004 was approved by the Compensation Committee in November 2003 and consisted of two components: base salary of $350,000 and two stock option grants aggregating 900,000 shares. The Compensation Committee established Mr. Davenport' 2004 aggregate compensation package predicated on several factors, including: Mr. Davenport's experience and success in running technology companies in the past, the expected market rate of compensation for someone with Mr. Davenport's credentials and experience, our operations and the level of effort required to reorganize the Company, and his ability to develop quality short-term and long-term business strategies and execute on these strategies.

        The original compensation package for Mr. Ferrer for 2003 was approved in January 2003 and consisted of two components: base salary of $302,400 and annual incentive compensation of up to $150,000. Mr. Ferrer participated in the Company's Option Exchange Program and tendered his options for cancellation. A new option to purchase of 400,000 shares of our common stock was granted to him on April 3, 2003.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to our executive officers for 2003 did not exceed the $1 million limit for any officer, and the Committee does not anticipate that the non-performance based compensation to be paid to any of our executive officers for

2003 will exceed that limit. Our 2000 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of our executive officers in the near future will approach the $1 million limit, the Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to our executive officers.

2002 Option Exchange Program

        In August 2002, the Compensation Committee authorized a stock option exchange program under which all of our then current employees, including executive officers, were given the opportunity to exchange their outstanding options granted under our Plans for new stock option grants to be made to them on or soon after April 3, 2003, at the market value on the date of such grant. The program was implemented because competition for highly qualified employees is intense, and the use of significant stock options for retention and motivation of employees is pervasive in high technology industries. The Compensation Committee believes that stock options are a critical component of the compensation package we offer to our employees to promote long-term retention, motivate high levels of performance, and provide employees with an added incentive to contribute to our long-term success. By adopting the Option Exchange Program, the Compensation Committee provided our employees with an opportunity to acquire new options that over time may have a greater potential to increase in value, which the Compensation Committee believes will act as an added incentive for our employees to remain with us and contribute to our achieving our goals. On April 3, 2003, we granted replacement options to all of our employees who participated in the Option Exchange Program. The total number of options exchanged by our employees in 2002 was 3,732,223, and the total number of new options issued in April 2003 in accordance with the Option Exchange Program was 3,635,723.

Other Elements of Executive Compensation

        Executives are eligible for Company-wide medical and dental benefits and participation in a 401(k) plan, for which we previously provided matching contributions, but which were suspended in October 2002. In addition, executives participate in a Company-wide short and long-term disability insurance program and a group term life insurance program.

        It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our management's performance and interests to those of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short-term and long-term.

Submitted by the Compensation Committee of the Board of Directors
Richard A. Lefebvre (Chairman) Thomas E. Hogan Richard H. Kimball

AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The Audit Committee of the Board of Directors is comprised of directors who meet the SEC's rules and the Nasdaq's standards for independence, and its Chairman is a "financial expert" as defined in the SEC's rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and amended and restated in January 2003 and may be viewed online on the Company's website at www.vastera.com.

        The Audit Committee met with management regularly during the year to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's independent auditors and with appropriate Company financial personnel. The Audit Committee also discussed with the Company's senior management and independent auditors the process used for certifications by the Chief Executive Officer and Chief Financial Officer required by the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the SEC.

        The Audit Committee met privately with the independent auditors, who have unrestricted access to the Audit Committee.

        After reviewing KPMG LLP's ("KPMG") performance and its independence, the Audit Committee appointed that firm as the Company's independent auditors and recommended to the Board that such appointment be presented to the Company's stockholders for ratification.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believed should be raised with the Audit Committee.

        The Audit Committee reviewed with management and KPMG the Company's audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented, and KPMG has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed with KPMG their judgments as to the quality, not just the acceptability, of the Company's accounting principles. The Audit Committee also discussed with management and KPMG their assessments of the Company's internal controls.

        The Audit Committee received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accounts to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence and discussed with the auditors their independence.

Conclusion

        In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the SEC.

Submitted by the Audit Committee of the Board of Directors
Walther C. Arzonetti (Chairman) Richard H. Kimball Robert J. McGovern

AUDIT AND RELATED FEES

        The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditors, (b) all non-audit services to be provided by the independent auditors as permitted by applicable rules and regulations, and (c) all fees and other terms of engagement for all services to be provide by the independent auditors.

        During the past two year, KPMG provided us only audit and audit-related services.

Audit Fees

        The aggregate fees for professional services rendered by KPMG for the audit of the Company's financial statements for the year ended December 31, 2002, and for review of financial statements included in our Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 were $213,000.

        The aggregate fees for professional services rendered by KPMG for the audit of the Company's financial statements for the year ended December 31, 2003, and for review of financial statements included in our Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003 were $403,000.

Audit-Related Fees

        The aggregate fees billed by KPMG for audit-related services were $15,000 in 2002 and $71,000 in 2003, which included statutory audits of subsidiaries, benefit plan audits, and various attest services under professional standards.

        The Audit Committee has reviewed the fees charged to us by KPMG for audit-related services described above in determining its independence.

STOCK PERFORMANCE GRAPH

        The information contained in this Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The following graph shows a comparison of cumulative total return on our common stock, based on the market price of our stock, with a return of the Standard and Poor's 500 Index, the Nasdaq Stock Market (U.S.) Index, and the Information Technology Index for the period beginning September 28, 2000, the dated upon which shares our common stock were first publicly traded, through December 31, 2003. The graph assumes an investment of $100 was made September 28, 2000 and remained invested through December 31, 2003 and assumes reinvestment of dividends paid by companies in the various indices. Stockholder return over the period covered by the graph should not be considered indicative of future stockholder returns.

CERTAIN TRANSACTIONS

        Since January 1, 2003, there has not been any transaction or series of similar transactions to which Vastera was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Transactions with Ford Motor Company

        On July 14, 2000, our wholly-owned subsidiary, Vastera Solutions Services Corporation, entered into a series of agreements with Ford Motor Company ("Ford") that transferred the responsibility of managing Ford's global trade import processes to us. On August 29, 2000, we purchased Ford's global customs import operation including its technologies and the services of its employees by issuing 8,000,000 shares of our common stock to Ford. The material agreements that define the relationship are the Global Trade Management Services Agreement, the Stock Transfer Agreement, the License

Agreement, the Salaried Employee Secondment Agreement, and the Employee Transfer Agreement. During 2001, we derived more than 10% of our annual revenues from Ford. The principal terms of each of these agreements are described below.

        Global Trade Management Services Agreement.    We signed an agreement to provide the entire range of our service offerings to Ford. Under this Agreement, we administer and manage Ford's global import trade operations including supporting and managing Ford's import customs operations, administering contracts between Ford and third-party brokers and freight forwarders, minimizing duties and customs fees, and generally automating and managing Ford's global import trade management requirements.

        We initially provided our suite of product and service offerings to Ford in the United States. Upon successfully implementing our services in the United States, we began providing our suite of product service offerings to Ford in Mexico and then in Canada. In November 2002, we further expanded our relationship with Ford by assuming responsibility for administering and managing Ford's global import trade operations in the United Kingdom, Spain, Belgium, and Germany ("Ford Europe") for a minimum of four years. As we continue implementing our services successfully in newly acquired geographic regions, we have the opportunity to expand the services we provide to Ford divisions and subsidiaries in additional geographic regions around the world. Although this agreement has an initial term of 10 years, either party may terminate this agreement for convenience commencing on August 1, 2004, after providing the non-terminating party one-year advance notice. Commencing on August 1, 2005 and continuing thereafter, either party may terminate the agreement upon providing six-months' advance written notice.

        As consideration for our service and product offerings, Ford has agreed to pay us certain services fees through 2005. The guaranteed services fees for all of the geographic areas in which we are performing services will be approximately $25 million in 2004 and $17 million in 2005.

        Stock Transfer Agreement.    Under this agreement, we issued 8,000,000 shares of our common stock to Ford in consideration for the acquisition of its global customs trade operation. Ford has agreed to certain market standstill conditions effective until July 1, 2004 that limit Ford from acquiring more than 27.5% of our outstanding common stock without obtaining approval from our Board of Directors. If Ford breaches these conditions, but owns no more than 30% of our outstanding common stock, we will have the right to reduce Ford's ownership percentage by purchasing any overage from Ford. If Ford acquires more than 30% of our outstanding common stock, we will have the right to reduce Ford's ownership percentage to 25%, by purchasing any such overage. The price per share to be paid to Ford under these rights will be the lesser of the per share price contained in our final prospectus or the lowest price per share paid by Ford for our shares. Ford has also agreed to limit the number of shares of our common stock that it will sell into the market during the first four years following the date of signing of this agreement. In addition, Ford is a party to our investors' rights agreement providing Ford with certain registration rights.

        License Agreement.    To enable us to perform the services described in the Global Trade Management Agreement, we need access to certain of Ford's computer systems, trade secrets, copyrights, patents, software, and other intellectual property. Under this agreement, Ford agreed to license to us on a permanent basis all of the intellectual property we required to commence performance. We have agreed to pay Ford a monthly license fee for the use of Ford's information technology and related support services.

        Employee Transfer Agreement.    Under this agreement, we agreed to offer employment to selected Ford employees who were previously performing the import/export customs operations at Ford. Of the approximately 110 employees of Ford's global customs import unit, approximately 58% of these employees transferred to us from Ford and are still employed by Vastera. Seventeen of the U.S.-based,

25 of the Mexico-based, and six of the Canada-based employees to who offers of employment were made accepted such offers of employment. Select Ford employees in the other geographic regions will be offered employment with us as these regions are phased in. We will continue paying each employee who accepts our offer a monthly base salary comparable to that paid by Ford, and these employees will then be eligible to receive all of the benefits normally offered to Vastera employees at their level. These employees will also continue to participate in Ford's general retirement plan, but will not be entitled to continue participating in Ford's stock investment plan for salaried employees.

ADDITIONAL INFORMATION

Householding of Proxy Materials

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to: Vastera, Inc., Attention: Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166.

Advance Notice Procedures

        Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered written notice to the Company's Corporate Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting—that is, with respect to the 2005 annual meeting, between December 1, 2004 and December 31, 2004 These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

Stockholder Nominations to the Board of Directors

        Each year, our stockholders elect a class of directors. Additionally, from time to time one or more of our directors may resign, creating a vacancy on the Board of Directors. Our stockholders may have nominees they wish the Board of Directors to consider when putting forth a slate of candidates to our stockholders at our annual meeting or when filling vacancies on the Board of Directors. Candidates should satisfy the Board Membership Criteria set forth in the Corporate Governance Policies of the Board of Directors, including but not limited to:

        (i) individuals should be of the highest ethical character and possess the utmost integrity;

        (ii) directors should be of good reputation and highly accomplished within their respective fields, with superior credentials;

        (iii)  where possible, in light of the other needs of the Board and the balance to be preserved, directors should have public company experience (e.g., having been a senior executive in a public company or serving as a director of the same), and a leader of a complex organization;

        (iv)  directors should possess expertise and experience germane to the Company's business, and be able to offer advice and guidance to President and Chief Executive Officer and other members of our executive management team; and

        (v)   directors should be independent.

        The Board of Directors has implemented procedures to enable our stockholders to provide the Board of Directors with the names of potential director nominees. A copy of these procedures is attached as Annex A and may be viewed online on the Company's website at www.vastera.com.

Stockholder Proposals for the 2005 Annual Meeting

        Stockholders intending to submit a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Company's Corporate Secretary must receive the stockholder proposal no later than December 1, 2004 Proposals should be sent to Vastera, Inc., Attention: Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166.

Stockholder Communications with the Board of Directors

        Our stockholders may wish to communicate with our directors. The Company has implemented procedures to facilitate communications between the Company's stockholders and the Board of Directors. A copy of these procedures is attached as Annex D and may be viewed online on the Company's website at www.vastera.com. Stockholders and individuals interested in communicating with the Board of Directors should send correspondence to Vastera, Inc., Attention: Chief Counsel, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166.

OTHER MATTERS

        Our Board of Directors knows of no other business that will be presented to the annual meeting. If any other business is properly brought before the annual meeting or any adjournment or postponement thereof, proxies in the enclosed form will be voted in respect thereof in accordance with the recommendation of the Board of Directors. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

        It is important that the proxies be returned promptly and that your shares be represented. You are urged to complete, sign, date, and promptly return the enclosed proxy card in the enclosed envelope in accordance with the specific instructions set forth on the proxy card.

        A copy of our 2003 Annual Report has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

        We have filed an Annual Report on Form 10-K for the year ended December 31, 2003 with the SEC. You may obtain, free of charge, a copy of the Form 10-K and any of our other SEC reports by writing to: Vastera, Inc., Attention: Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166 or by accessing our website at www.vastera.com.

By Order of the Board of Directors,

Brian D. Henderson Secretary

Dulles, Virginia
April 5, 2004

ANNEX A

PROCEDURES FOR STOCKHOLDER NOMINATIONS FOR
CANDIDATES TO THE BOARD OF DIRECTORS OF VASTERA, INC.

        The stockholders of Vastera, Inc. ("Vastera" or the "Company") may submit names of potential candidates for members of the Board to the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") either (i) prior to the annual meeting of stockholders or (ii) from time-to-time for the Committee to consider in filling vacancies on the Board. To enable Vastera's stockholders to make such submissions and to facilitate the Committee's consideration of candidates for referral to the entire Board, the Board has adopted the procedures summarized below. These procedures must be followed by any stockholder wishing to submit the name of a candidate for consideration. The Committee is not obligated to make any recommendation to the Board with respect to an individual submitted by a stockholder and the Board is not obligated to vote on any submission, nor is it obligated to present or refer any submission to the Company's stockholders for a vote at any annual meeting. If, however, a stockholder submits the name of a candidate in conformity with the procedures contained below, the Committee and the Board will consider such nominee in good faith.

        The procedures will be published in Vastera's annual meeting proxy statement and displayed on the Company's website at www.vastera.com:

  1.
  Stockholders or other interested parties may send correspondence to our Board of Directors or to any individual director or group of directors by mail to Vastera, Inc., Attn: Chief Counsel and Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166, or by e-mail to nominatingcommittee@vastera.com.

  2.
  All stockholder submissions must include sufficient biographical information concerning the recommended candidate, including age, five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements and board memberships (if any), for the Committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders or the Board. Recommendations to be submitted to the Company's stockholders at an annual meeting must be received at least 90 days, but no more that 120 days, prior to the first anniversary of the date of the proxy statement delivered to the stockholders in connection with the preceding year's annual meeting. Any candidate whose name is received fewer than 90 days prior to such proxy anniversary date, will be evaluated and considered for nomination at the next occurring annual meeting. Any candidate whose name is received more than 120 days prior to such proxy anniversary date, will be evaluated and considered for nomination by the Committee and Board for any vacancy on the Board that may occur from time to time.

  3.
  All recommended candidates must significantly satisfy or otherwise comply with the Board Membership Criteria contained in the Corporate Governance Policies of the Board of Directors.

A-1

ANNEX B

VASTERA, INC. AND SUBSIDIARIES
CORPORATE GOVERNANCE POLICIES

I.    INTRODUCTION

        The board of directors of Vastera, Inc. has adopted these governance policies to assist it in following corporate practices that serve the best interests of the company and its stockholders. This statement of policies is intended as a general framework to assist the board in carrying out its responsibilities and is not intended as binding legal obligations or inflexible requirements.

        The board, on behalf of the company and its stockholders, oversees and evaluates management of the company and provides general direction for the management of the company. In addition to other board or committee responsibilities outlined below, the responsibilities of the board as a whole include review of the overall operating and financial plans and performance of the company, selecting and evaluating the company's senior executives, overseeing appropriate policies of corporate conduct and compliance with laws, establishing policy, approving strategic planning for the company, and reviewing the process by which financial and non-financial information about the company is provided to management, the board and the company's stockholders.

        The company's senior officers, under the direction of the Chief Executive Officer, are responsible for the operations of the company, implementation of the strategic, financial, and management policies of the company, preparation of financial statements and other reports that accurately reflect requisite information about the company, and timely reports which inform the board about the operations of the company.

II.    BOARD COMPOSITION

        A.    Size of the Board.    The board of directors will periodically review the appropriate size of the board. The company's bylaws currently provide that the number of authorized directors shall not be less than one. Each member of the board is subject to election by the stockholders in accordance with the terms and conditions of the company's certificate of incorporation and its bylaws. The board is classified with the terms of office of each of the three classes of directors ending in successive years of three-year terms, as provided in the company's certificate of incorporation.

        B.    Majority of Independent Directors.    A majority of the directors serving on the board will meet the standard of director independence set forth in The Nasdaq Stock Market Inc. listing standards as the same may be amended from time to time (the "listing standards"), as well as other factors not inconsistent with the listing standards that the board considers appropriate for effective oversight and decision-making by the board.

        C.    Affirmative Determination of Independence.    The board shall affirmatively determine annually and at other times required by the listing standards that the directors designated as independent have no material relationships to the company (either directly or with an organization in which the director is a partner, stockholder or officer or is financially interested) that may interfere with the exercise of their independence from management and the company. If the board determines that a director has a relationship that is not material, the company discloses these determinations.

        D.    Management Directors.    The board anticipates that the company's Chief Executive Officer will be nominated to serve on the board as member of one of the three classes of directors, which term of service shall be three years in accordance with the company's by-laws. The board may also appoint or nominate other members of the company's management whose experience and role at the company are expected to help the board fulfill its responsibilities.

        E.    Chair.    The board will periodically appoint a Chair of the board. Both independent and management directors, including the Chief Executive Officer, are eligible for appointment as the Chair.

        F.    Designation of Presiding Independent Director.    The board may, but need not, designate an independent director to preside at the meetings of independent directors. If so designated, the company will appropriately disclose the name of this presiding director.

        G.    Selection of Board Nominees.    The board is responsible for the selection of candidates for the nomination or appointment to the board. The Nominating and Corporate Governance Committee will recommend director candidates to the board for nomination or appointment, in consultation with the Chief Executive Officer.

        H.    Board Membership Criteria.    The board's policy is to encourage selection of directors who will contribute to the company's overall corporate goals of: responsibility to its stockholders, industry and market leadership, customer success, positive working environment, and integrity in financial reporting and business conduct. The board and the Nominating and Corporate Governance Committee will from time to time review the experience and characteristics appropriate for board members and director candidates in light of the board's composition at the time and skills and expertise needed at the board and committee levels. Additionally, the board will evaluate candidates in light of the following criteria:

          1. individuals should be of the highest ethical character and possess the utmost integrity;

          2. directors should be of good reputation and highly accomplished within their respective fields, with superior credentials;

          3. where possible, in light of the other needs of the board and the balance to be preserved, directors should have public company experience (e.g., having been a top executive in a public company or serving as a director of the same), and a leader of a complex organization;

          4. directors should possess expertise and experience germane to the company's business, and be able to offer advice and guidance to the President and Chief Executive Officer, and other members of the executive management team; and

          5. directors should be independent.

        I.    Length of Board Service.    The board, based on recommendations by the Nominating Committee, will review the length of service of its members when a director is eligible to be re-nominated for board membership, including an assessment of individual director performance, number of other public company boards on which the individual serves, composition of the board at that time, and other relevant factors. The board does not believe that there should be a fixed term or retirement age for directors or that directors who retire from or change their principal occupation or business should necessarily be required to end their service as directors.

        J.    Board Compensation.    The board, through the Compensation Committee, will review or request management or outside consultants to review appropriate compensation policies or changes in compensation policies for the directors serving on the board and its committees. This review may consider board compensation practices of other comparable public companies, contributions to the board functions, time commitments expected for board and committee service, and other appropriate factors.

III.  BOARD MEETINGS

        A.    Scheduling of Full Board Meetings.    The Chair of the board will schedule in advance regular meetings of the board, ordinarily held quarterly at the company's principal executive office.

        B.    Meetings of Independent Directors.    The independent directors will hold during each fiscal year regular meetings of the independent members of the board without management present, at such times and for such purposes as the independent directors consider to be appropriate. For the convenience of the directors, these meetings may be scheduled to coincide with the dates of regular board meetings. The independent directors may invite the company's independent auditors, legal counsel, finance staff, and other employees to attend portions of these meetings.

        C.    Agenda.    The Chair of the board will have primary responsibility for preparing the agenda for each meeting and arranging for it to be sent in advance of the meeting to the directors along with appropriate written information and background materials. Each board committee, and each individual director, is encouraged to suggest items for inclusion on the agenda. The Chair and the full board reserve authority to meet in executive sessions to discuss sensitive matters without distribution of written materials.

        D.    Access to Information.    The company's management will afford each board member access to the company employees and the outside auditors, legal counsel and other professional advisers for any purpose reasonably related to the board's responsibilities. Management is responsible for arranging presentations at board meetings by the company managers and otherwise providing reports to the board that will communicate to the board at appropriate times meaningful information about (1) the company's financial and business plans, strategies and objectives; (2) the recent financial results and condition of the company and its business segments; (3) significant accounting, regulatory, competitive, litigation and other external issues affecting the company; and (4) systems of control which promote accurate and timely reporting of financial information to stockholders and compliance with laws and corporate policies. Each director is entitled to inspect the company's books and records and obtain such other data and information as the director may reasonably request; inspect facilities as reasonably appropriate for the performance of director duties; and to receive notice of all meetings in which a director is entitled to participate and copies of all board meeting minutes.

        E.    Independent Inquiries and Advisers.    The board is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, investment banking, or other professional advisers selected by the board, for any matters relating to the purpose or responsibilities of the board.

IV.    BOARD COMMITTEES

        A.    Committees.    The current committees of the board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

        B.    Committee Member Selection.    The board will designate the members and the Chair of each committee, endeavoring to match the committee's function and needs for expertise with individual skills and experience of the appointees to the committee. Each member of the Audit, Compensation, and Nominating Committees shall be independent as defined in the listing standards. In addition, the members of the Compensation Committee shall meet the independence standards set forth under the applicable income tax and securities laws

        C.    Committee Functions.    Each of the Audit, Compensation, and Nominating Committees shall have a written charter approved by the board. The members of each committee will review their respective charters regularly and make such revisions or amendments as are appropriated. The number and content of committee meetings and means of carrying out committee responsibilities will be determined by each committee in light of the committee's charter, the authority delegated by the board to the committee, and legal, regulatory, accounting or governance principles applicable to that committee's function. The company will afford access to the company's employees, professional advisers, and other resources, if needed, to enable committee members to carry out their responsibilities. The following is a brief description of each committee:

          1. Audit Committee. This committee is composed of at least three directors who are independent as defined in the listing standards and federal law. The audit committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards and applicable provisions of the Securities Exchange Act of 1934, as amended and SEC rules.

          2. Compensation Committee. This committee is composed of at least two directors who are independent as defined in the listing standards and under applicable income tax and securities laws. The compensation committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards.

          3. Nominating and Corporate Governance Committee. This committee is composed of at least two directors who are independent as defined in the listing standards. The nominating committee has a charter that describes the responsibilities of this committee in accordance with the requirements of the listing standards.

V. BOARD MEMBER RESPONSIBILITIES

        A.    Director Responsibilities.

          1. Generally. A director is expected to discharge his or her director duties, including duties as a member of a committee on which the director serves, in good faith and in a manner the director reasonably believes to be in the best interests of the corporation.

          2. Disclose Relationships. Each independent director shall disclose promptly to the board any existing or proposed relationships, including those of such director's family members, with the company (other than service as a board member or on board committees) which could affect the independence of the director under applicable listing standards or any additional standards as may be established by the board of directors from time to time, including direct relationships between the company and the director, and indirect relationships between the company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

          3. Reporting and Compliance Systems. Based on information available to the director, each director should be satisfied that company management maintains an effective system for timely reporting to the board or appropriate board committees on the following: (1) the company's financial and business plans, strategies and objectives; (2) the recent financial results and condition of the company and its business segments; (3) significant accounting, regulatory, competitive, litigation and other external issues affecting the company; (4) violations of the company's code of ethics, and (5) systems of control that promote accurate and timely reporting of financial information to stockholders and compliance with laws and corporate policies. Each director is expected to have a basic understanding of the foregoing matters to the extent information is furnished by management or otherwise available to the board.

          4. Attendance. Board members are expected to devote sufficient time and attention to prepare for, attend and participate in board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting.

          5. Reliance on Information. In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by company management,

  independent auditors, and other persons as to matters the director reasonably believes to be within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the company.

        B.    Transactions Affecting Director Independence.    Without the prior approval of a majority of disinterested members of the full board, and, if required by the listing standards, the audit committee, the company will not make significant charitable contributions to organizations in which a director or a family member of the director is associated, enter into consulting contracts with (or otherwise provide indirect forms of compensation to) a director, or enter into any relationships or transactions (other than service as a director and board committee member) between the company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested). Notwithstanding the foregoing to the contrary, to the extent required to comply with Section 10A(m)(3) of the 1934 Act, and except as may be provided in SEC rules, no member of the audit committee shall be an affiliated person of the company or receive any direct or indirect compensation from the company other than for service as a director and on committees on which the individual serves.

        C.    Continuing Education.    The board is expected periodically to review appropriate policies and procedures for providing orientation sessions for newly elected or appointed directors, and recommending on an as-needed basis continuing director education programs for board or committee members. Each director shall take such steps as are necessary to ensure that the director has and understanding of (i) the company's business and (ii) the director's roles and responsibilities of a director.

        D.    Annual Evaluation.    The board is expected to evaluate annually its corporate governance guidelines and whether the board and its committees are functioning effectively.

VI.   MANAGEMENT RESPONSIBILITY

        A.    Management Succession Planning.    The Chief Executive Officer will review with the compensation committee management succession and development plans for executive officers. The board may from time to time ask the Compensation Committee to undertake specific reviews concerning management succession planning.

        B.    Financial Reporting and Legal Compliance.    The board's governance and oversight functions do not relieve the primary responsibilities of the company's management for (1) preparing financial statements which accurately and fairly present the company's financial results and condition, (2) prompt disclosure of material events, and (3) maintaining systems, procedures and corporate culture which promote compliance with legal and regulatory requirements and the ethical conduct of the company's business.

        C.    Corporate Communications.    Executive management has the primary responsibility to establish policies concerning the company's communications with investors, the press, customers, suppliers, and employees.

        D.    Communication of Corporate Governance Guidelines.    As required by the listing standards, management will assure that the company's website will include a copy of these guidelines, copies of the charters of the audit, compensation, and nominating committees and, if applicable, other key committees of the board, and a copy of the company's code of business conduct and ethics. Management will also include in the company's annual report to stockholders statements to the effect that this information is available on the company's website and in print to any stockholder who requests it.

        As adopted effective January 1, 2003

ANNEX C

VASTERA, INC. AND SUBSIDIARIES
CODE OF ETHICS AND BUSINESS CONDUCT

Statement of General Policy

        This Code of Ethics and Business Conduct (the "Code") has been adopted to provide guiding principles to all directors, officers, and employees of Vastera, Inc. and its subsidiaries (collectively referred to as "Vastera") in the performance of their duties. The Code should be read in conjunction with the Company's other policies that govern employee and Company conduct.

        The basic principle that governs all of our officers, directors, and employees ("Insiders") is that the Company's business should be carried on with loyalty to the interest of our stockholders, customers, suppliers, fellow employees, strategic partners and other business associates. In furtherance of the foregoing, no Insider shall: (a) employ any device, scheme or artifice to defraud the Company or any Business Associate; (b) engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon the Company or any Business Associate.

        The Company is committed to a high standard of business conduct. This means conducting business in accordance with the spirit and letter of applicable laws and regulations and in accordance with ethical business practices. This Code, which applies to all Insiders and their Family Members, helps in this endeavor by providing a statement of the fundamental principles that govern the conduct of the Company's business. In addition, all Insiders and their family members are responsible for complying with all laws and regulations applicable to the Company.

VII. DEFINITION OF TERMS USED

        A. "Business Associate" means any supplier of services or materials, customer, consultant, professional advisor, lessor of space or goods, tenant, licensor, licensee or partner of the Company.

        B. "Company" means Vastera, Inc. and each of its subsidiaries and affiliated business entities.

        C. "Insider" means any officer, director, or employee of the Company.

        D. "Family Members" means as to a specific Insider, his or her Immediate Family Members and any company, partnership, limited liability company, trust or other entity that is directly or indirectly controlled by that Insider or by any Immediate Family Member of that Insider.

        E. "Immediate Family Member" includes the spouse (or life partner) and children of an Insider and any relative (by blood or marriage) of that Insider or spouse (or life partner) residing in the same household as such Insider.

        F. "Compliance Officer" shall mean the Company's Chief Counsel.

VIII.   TRANSACTIONS WITH THE BUSINESS ASSOCIATES

        A. In adhering to the foregoing basic principles, our Insiders and their Family Members must not profit, directly or indirectly, due to their position in the Company to the detriment, or at the expense, of the Company or any Business Associate. No Insider shall take for his or her own advantage any corporate opportunity for profit, which he or she learns about in his or her position with the Company.

        B. Insiders and their Family Members are encouraged to patronize our Business Associates. However, no Insider or Family Member shall sell to, or purchase from, a Business Associate any goods or services except in the ordinary course of the Business Associate's business. No Insider or Family

Member shall borrow money or other property from a person known by the Insider to be a Business Associate, unless that Business Associate is regularly engaged in the business of lending money or such other property, and the loan and the terms thereof are in the ordinary course of the Business Associate's business.

        C. No Insider shall make any payment or take any action to any government official, agent, or representative of the United States, any State, or jurisdiction of the United States or of any foreign country without the prior consent of the Compliance Officer. No Insider shall make any payment or take any action in violation of the U.S. Foreign Corrupt Practices Act.

IX.   NON-DISCLOSURE OF INFORMATION

        A. No Insider or Family Member shall discuss with, or inform others about, any actual or contemplated business transaction by a Business Associate or the Company except in the performance of the Insider's employment duties or in an official capacity and then only for the benefit of the Business Associate or the Company, as appropriate, and in no event for personal gain or for the benefit of any other third party.

        B. No Insider or Family Member shall give any information to any third party about any business transaction of the Company or its Business Associates that are proposed or in process unless expressly authorized to do so by the Compliance Officer.

        C. No Insider or Family Member other than the Company's Chief Executive Officer, the Chief Financial Officer and the Chief Information Officer, if any, may discuss with any member of the press or media the Company or its Business Associates except with the prior authorization of the Compliance Officer. Insiders and Family Members shall refer all press inquiries to the Compliance Officer.

X. PREFERENTIAL TREATMENT AND GIFTS

        No Insider shall seek or accept for his or her self or for any Family Member any favors, preferential treatment, special benefits, special documents, gifts or other consideration as a result of such Insider's association with a Business Associate or the Company, except those usual and normal benefits directly provided by a Business Associate or the Company. The foregoing, however, does not prohibit receipt of gifts of nominal value.

XI.   CONFLICTS OF INTEREST

        A. An Insider shall maintain a high degree of integrity in the conduct of the Company's business and maintain independent judgment. Each Insider must avoid any activity or personal interest that creates, or appears to create, a conflict between his/her interests and the interests of the Company. A conflict of interest arises any time such a person has a duty or interest that may conflict with the proper and impartial fulfillment of such person's duties, responsibilities, or obligations to the Company. Conflicts of interest include, by way of example, a person:

  •
  making an investment that may affect his/her business decisions;

  •
  owning a meaningful financial interest in, or being employed by, an organization that competes with the Company;

  •
  owning a meaningful financial interest in, or being employed by, an organization that does, or seeks to do, business with the Company;

  •
  making a material decision on a matter where such person's self-interests may reasonably call the appropriateness of the decision into question;

  •
  being employed by or accepting compensation from any other person as a result of business activity or prospective business activity affecting the Company.

        B. An officer or employee that becomes aware of a personal interest, which is, or may be viewed as, in conflict with that of the Company or a Business Associate should promptly present the situation and the nature of the possible conflict to the Compliance Officer for appropriate consideration. A director of the Company that becomes aware of a conflict of interest should bring the matter to the attention of the Board of Directors of the Company. The Insider shall refrain from further action until the situation has been consented to in writing by the Compliance Officer or Board of Directors, as the case may be.

        C. No Insider or Family Member shall personally benefit, directly or indirectly from any Company purchase or sale, or derive any other personal gain from any other Company activity, except when the transaction has been fully disclosed to and approved in writing as provided in this Code.

        D. No Insider or Family Member shall have any meaningful personal business or financial interest in any Business Associate or competitor of the Company, without proper consent. For these purposes, holding 5% or less of the shares of a Business Associate or competitor whose shares are publicly traded shall not be deemed "meaningful."

        E. No Insider shall hold any position with (including as a member of the board of directors or other governing body) or perform services for a Business Associate or a competitor of the Company, without proper consent.

        F. No Insider shall provide any services to other business enterprises which reasonably could be deemed to adversely affect the proper performance of his or her work for the Company or which might jeopardize the interests of the Company, including serving as a director, officer, consultant or advisor of another business, without proper consent.

        G. No Insider shall direct, or seek to direct, any Company business with any business enterprise in which the Insider or his or her Family Member has a meaningful ownership position or serves in a leadership capacity, without proper consent.

XII. INSIDE INFORMATION

        Securities laws and regulations prohibit the misuse of material non-public ("inside") information when purchasing, selling, or recommending securities.

        Inside information obtained by any Insider from any source must be kept strictly confidential. All inside information should be kept secure and access to files and computer files containing such information should be restricted. Insiders shall not use, act upon, or disclose to any third party including, without limitation, any Family Member, any material inside information, except as may be necessary for the Company's legitimate business purposes to the extent approved, in advance, by the Compliance Officer. Questions and requests for assistance regarding inside information should be promptly directed to the Compliance Officer.

        Information is generally considered "material" if (a) there is a substantial likelihood that a reasonable investor would find the information important in determining whether to trade in a security, or (b) the information, if made public, would likely affect the market price of a company's securities. Inside information typically includes, but is not limited to, knowledge of pending Company business transactions, corporate finance activity, mergers or acquisitions, unannounced earnings and financial results and other significant developments affecting the Company.

        Insiders and Family Members are prohibited from insider trading (buying or selling securities when in possession of material, nonpublic information) or tipping (passing such information on to someone who may buy or sell securities).

        This prohibition on insider trading applies to Company securities and to the securities of Business Associates if such person learns material, nonpublic information about them as a result of his or her position with the Company.

        Information is generally considered "nonpublic" unless it has been adequately disclosed to the public, which means that the information must be publicly disclosed and adequate time must have passed for the securities markets to absorb the information. A delay of two business days is usually considered a sufficient period for routine information to be absorbed by the market. A longer period may be necessary for particularly significant or complex matters.

        If an Insider leaves the Company, he or she must maintain the confidentiality of all inside information until it has been adequately disclosed to the public. If there is any question as to whether information regarding the Company or any Business Associate is material or has been adequately disclosed to the public, the Compliance Officer must be contacted.

        Each Insider should read this section in conjunction with, and not in lieu of, the Company's Insider Trading Policy, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

XIII. PERSONAL SECURITIES TRANSACTIONS

        It is in the best interest of the Company and its Business Associates that no Insider knowingly takes advantage of a corporate opportunity for personal benefit or takes action inconsistent with such Insider's obligations to the Business Associates. To that end, the Company has adopted its Insider Trading Policy. The Insider Trading Policy applies to all Insiders and their Family Members.

XIV. GUARDING CORPORATE ASSETS

        Insiders have a duty to safeguard Company assets, including its physical premises and equipment, records, customer information and Company trademarks, trade secrets and other intellectual property. Company assets shall be used for Company business only. Without specific authorization, no Insider or Family Member may take, loan, sell, damage or dispose of Company property or use, or allow others to use, Company property for any non-Company purposes.

XV.  CORPORATE BOOKS AND RECORDS

        A. Insiders must ensure that all Company documents are completed accurately, truthfully, in a timely manner and properly authorized.

        B. Financial activities and transactions must be recorded in compliance with all applicable laws and accounting practices and in accordance with the generally accepted accounting principles designated by the Company. The making of false or misleading entries, records, or documentation is strictly prohibited.

        C. Insiders may never create a false or misleading report under the Company's name. In addition, no payments or established accounts shall be used for any purpose other than as described by their supporting documentation. No undisclosed funds or assets may be established.

        D. No Insider may take any action to defraud, influence, coerce, manipulate, or mislead any other employee, officer or director, or any outside auditor or lawyer for the Company for the purpose of rendering the books, records, or financial statements of the Company incorrect or misleading.

        E. Errors, or possible errors or misstatements in the Company's books and records must be brought to the attention of the Compliance Officer promptly upon discovery thereof. The Compliance Officer shall promptly inform the Chief Financial Officer of any such error or misstatement.

        F. All employees and officers are expected to cooperate fully with the Company's internal auditors and outside auditors. No employee or officer shall impede or interfere with the financial statement audit process.

XVI. DOCUMENT RETENTION

        A. The Company seeks to comply fully with all laws and regulations relating to the retention and preservation of records. All Insiders shall comply fully with the Company's policies regarding the retention and preservation of records. Under no circumstances may Company records be destroyed selectively or maintained outside Company premises or designated storage facilities.

        B. If the existence of a subpoena or impending government investigation becomes known to an Insider, he or she must immediately contact the Compliance Officer. Insiders must retain all records and documents that may be responsive to a subpoena or pertain to an investigation. Any questions regarding whether a record or document pertains to an investigation or may be responsive to a subpoena should be directed to the Compliance Officer before the record or document is disposed of. Insiders shall strictly adhere to the directions of the Compliance Officer in handling such records or documents.

XVII. COMPLIANCE WITH INTERNAL CONTROLS AND DISCLOSURE CONTROLS

        A. The Company has adopted a system of internal controls that must be strictly adhered to by all Insiders in providing financial and business transaction information to and within the Company. The internal controls are the backbone of the integrity of the Company's financial records and financial statements.

        Each Insider shall promptly report to the Compliance Officer any actual or suspected breaches or violations of the Company's internal controls that come to the attention of the Insider.

        Each Insider shall promptly report to the Compliance Officer any actual or suspect fraudulent or questionable transactions or occurrences that come to the attention of the Insider. Potentially fraudulent transactions include, without limitation, embezzlement, forgery, or alteration of checks and other documents, theft, misappropriation or conversion to personal use of Company assets, and falsification of records.

        Each Insider is encouraged to bring to the attention of the Compliance Officer any changes that the Insider believes may improve the Company's system of internal controls.

        B. The Company has adopted a system of disclosure controls to assure that all important information regarding the business and prospects of the Company is brought to the attention of the Chief Executive Officer and Chief Financial Officer of the Company. The accuracy and timeliness of compliance is critical to this system of disclosure controls and necessary to enable those officers to provide the financial statement and periodic report certifications required by federal law.

        Each Insider shall strictly adhere to the system of disclosure controls, including the internal reporting responsibilities assigned to him or her by the Company.

        Each Insider shall promptly report in accordance with Company policy any significant event or occurrence (whether positive or negative) that arises in the course of the Insider's duties and responsibilities. Events or occurrences include those that affect or may affect the Company or its Business Associates, competitors or industry. General economic conditions need not be reported.

        C. Each Insider shall be candid in discussing matters concerning internal controls and business disclosures with the Company's management, internal auditors, outside auditors, outside counsel and directors. Factual information is important. Opinions and observations are strongly encouraged.

XVIII. IMPLEMENTATION OF THE CODE

        While each Insider is individually responsible for compliance with the Code, he or she does not do so in a vacuum. The Company has the resources, people, and processes in place to answer questions and guide Insiders through difficult decisions.

        A.    Compliance Officer Responsibility.    The Chief Counsel, who is a member of the Company's Disclosure Committee, has been designated the "Compliance Officer." The Compliance Officer is responsible for overseeing, interpreting, and monitoring compliance with the Code. The Compliance Officer reports periodically to the Company's Disclosure Committee and Audit Committee regarding all aspects of administering and enforcing of the Code.

        B.    Reporting Violations.    If an Insider knows of or suspects a violation of applicable law or regulations, this Code or any of the Company's other policies, he or she must immediately report that information to the Compliance Officer or on the Company's anonymous Sarbanes-Oxley reporting site. No Insider who reports an actual or suspected violation in good faith will be subject to retaliation.

        C.    The Company's Sarbanes-Oxley Violation Reporting Site.    The Company maintains on its intranet (Bosk), a dedicated site that can be used anonymously to report actual or suspected violations of applicable law or regulations, this Code or any other Company policy, including theft of Corporate property or other business abuse. All messages left on the site will be kept confidential to the greatest extent possible.

        D.    Investigations of Violations.    Reported violations will be promptly investigated and treated confidentially to the extent possible. It is imperative that the person reporting the violation not conduct a preliminary investigation of his or her own. Investigations of alleged violations may involve complex legal issues. Persons who act on their own may compromise the integrity of an investigation and adversely affect both themselves and the Company.

XIX. ENFORCEMENT

        The Compliance Officer will take such action he or she deems appropriate with respect to any Insider who violates, or whose Family Member violates, any provision of this Code, and will inform the Board Of Directors of the Company of all material violations. Any alleged violation by the Compliance Officer will be presented promptly to the Audit Committee of the Board of Directors for its consideration and such action as the committee, in its sole judgment, shall deem warranted.

        The Compliance Officer will keep records of all reports created under this Code and of all action taken under this Code. All such records will be maintained in such manner and for such periods as are required under applicable Federal and state law.

XX. CONDITION OF EMPLOYMENT OR SERVICE

        All Insiders shall conduct themselves at all times in the best interests of the Company. Compliance with this Code shall be a condition of employment and of continued employment with the Company, and conduct not in accordance with this Code shall constitute grounds for disciplinary action, including termination of employment.

        This Code is not an employment contract nor is it intended to be an all inclusive policy statement on the part of the Company. The Company reserves the right to provide the final interpretation of the policies it contains and to revise those policies as deemed necessary or appropriate.

****************************************

        I acknowledge that I have read this Code of Ethics and Business Conduct (a copy of which has been supplied to me and which I will retain for future reference) and agree to comply in all respects with the terms and provisions hereof. I also acknowledge that this Code of Ethics and Business Conduct may be modified or supplemented from time to time, and I agree to comply with those modifications and supplements, as well.

Date:
Print Name
Signature

ANNEX D

PROCEDURES FOR STOCKHOLDER COMMUNICATIONS
WITH THE BOARD OF DIRECTORS OF VASTERA, INC.

        To facilitate communications between stockholders of Vastera, Inc. ("Vastera") or other interested parties and the Board of Directors or a specified director, including non-management directors of Vastera, the Board of Directors of Vastera has adopted the procedures summarized below. These procedures will be published annually in Vastera's annual meeting proxy statement:

  1.
  Stockholders or other interested parties may send correspondence to our Board of Directors or to any individual director or group of directors by mail to Vastera, Inc., Attn: Chief Counsel and Corporate Secretary, 45025 Aviation Drive, Suite 300, Dulles, Virginia 20166, or by e-mail to boardcommunications@vastera.com.

  2.
  Vastera's Chief Counsel and Corporate Secretary (the "Designated Recipient") will be responsible for the reviewing and logging this correspondence and will forward the correspondence to the director or group of directors to whom it is addressed. Correspondence that is advertising or promotional in nature (offering goods or services) or clearly unrelated to Vastera's business, industry, management or Board or committee matters will be logged and filed but not circulated to or among directors. Such correspondence will be available for review by any director.

  3.
  Unless directed to do so by the director or directors to whom the correspondence is addressed, the Designated Recipient shall take appropriate steps to ensure that the correspondence is not disclosed to any other Vastera employee, including when appropriate, management directors.

  4.
  The entire log of stockholder and interested party correspondence will be available to Vastera's Nominating and Corporate Governance Committee for inspection.

D-1

DETACH HERE	ZVST42

PROXY

VASTERA, INC.

Annual Meeting of Stockholders, May 5, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders of Vastera, Inc. (the "Company") to be held at the Company's principal executive offices at 45025 Aviation Drive, Dulles, VA 20166-7554 on Wednesday, May 5, 2004 at 8:30 a.m. EDT (the "Annual Meeting") and the Proxy Statement and hereby revokes all previous proxies. The undersigned hereby appoints Timothy A. Davenport and Maria Henry, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities at the Annual Meeting, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

The Board of Directors recommends a vote IN FAVOR OF the Directors listed in Proposal 1 and a vote IN FAVOR OF Proposal 2. This Proxy, when properly executed, will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed in Proposal 1 and IN FAVOR OF Proposal 2.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VASTERA, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE	ZVST41
☒	Please mark votes as in this example.	#VST
The Board of Directors recommends a vote IN FAVOR OF the Directors listed below and a vote IN FAVOR OF Proposal 2.
								FOR	AGAINST	ABSTAIN
1.	To elect the following nominees to serve for a three-year term ending in the year 2006 or until their successors are duly elected and qualified:					2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	☐	☐	☐
	Nominees:	(01) Richard H. Kimball, (02) Richard A. Lefebvre and (03) Walter C. Arzonetti
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)					This Proxy, when properly executed, will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the directors listed above and IN FAVOR OF Proposal 2.
							MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
							MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.
Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2004
VASTERA, INC. 45025 Aviation Drive Dulles, Virginia 20166 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2004
GENERAL INFORMATION ABOUT VOTING
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS
MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in 2003 and Year-End Values
10-Year Option Repricings
LIMITATIONS ON LIABILITY OF DIRECTORS AND OFFICERS AND INDEMNIFICATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
STOCK PERFORMANCE GRAPH
ADDITIONAL INFORMATION
OTHER MATTERS
PROCEDURES FOR STOCKHOLDER NOMINATIONS FOR CANDIDATES TO THE BOARD OF DIRECTORS OF VASTERA, INC.
VASTERA, INC. AND SUBSIDIARIES CORPORATE GOVERNANCE POLICIES
VASTERA, INC. AND SUBSIDIARIES CODE OF ETHICS AND BUSINESS CONDUCT
Statement of General Policy
PROCEDURES FOR STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS OF VASTERA, INC.